SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported): August 14, 2006
                                                     ----------------

                         FREESTAR TECHNOLOGY CORPORATION
                        --------------------------------
               (Exact Name of Company as Specified in Its Charter)

         Nevada                         0-28749               88-0447457
-----------------------------    ------------------------     -------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                  31 Mespil Road, Ballsbridge, Dublin 2 Ireland
                  --------------------------------------------
                    (Address of Principal Executive Offices)

         Company's telephone number, including area code: 353 1 618 5060
                                                          ---------------

                    60 Lower Baggot Street, Dublin 2 Ireland
        ---------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01   OTHER EVENTS

On August 14, 2006, Freestar's wholly-owned subsidiary Rahaxi Processing Oy ("Rahaxi") entered into an agreement to become a Third Party Services Provider ("TPSP") for China Unionpay Co., LTD., Shanghai, P.C. ("China Unionpay"). Rahaxi has also entered into contractual arrangements with several major European financial institutions to provide transaction processing services.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FREESTAR TECHNOLOGY CORPORATION


Dated: August 18, 2006                  By: /s/ Paul Egan
                                           --------------------------------
                                           Paul Egan, President